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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                September 1, 2004
                                -----------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                          (Exact name of Registrant as
                            Specified in its Charter)


Pennsylvania                     000-17411                       25-1556590
------------                     ---------                       ----------
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

         4220 William Penn Highway
         Monroeville, Pennsylvania                                  15146
         -------------------------                                  -----
 (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (412) 373-7200
                                                           --------------

                                 Not Applicable
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR --- 240.14d-2(b))

 X Soliciting material pursuant to Rule 14a-12 under the Exchange --- Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2004, Parkvale Financial Corporation ("Parkvale"), a Pennsylvania corporation and its wholly owned subsidiary Parkvale Savings Bank entered into an Agreement and Plan of Reorganization dated September 1, 2004 with Advance Financial Bancorp, and its wholly owned subsidiary Advance Financial Savings Bank, a federally charted savings bank. For a summary description of the agreement, reference is made to the Form 8-K filed by Parkvale on September 1, 2004, which is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

    (a)      Not applicable

    (b)      Not applicable

    (c)      The following exhibits are included with this Report:

     Exhibit No.       Description

      2.1              Agreement and Plan of Reorganization

                       Stockholder Agreement -- Exhibit A

                       Agreement of Merger of Advance Acquisition Corp into Advance Financial Bancorp -- Exhibit B

                       Agreement and Plan of Merger and Liquidation of Advance Financial Bancorp by Parkvale Financial Corporation -- Exhibit C

                       Termination and Release Agreement -- Exhibit D

                       Consulting and Noncompetition Agreement -- Exhibit E

                       Amendment No. 1 to Employment Agreement, as Amended and Restated on March 17, 2004, with Marc A. DeSantis -- Exhibit F-1

                       Amendment No. 1 to Employment Agreement, as Amended and Restated on March 17, 2004, with Stephen M. Magnone -- Exhibit F-2

                       Amendment No. 1 to Employment Agreement, as Amended and Restated on March 17, 2004, with Steve D. Martino -- Exhibit F-3

     99.1*             Press release, dated September 1, 2004

---------------
* Incorporated herein by reference from the Form 8-K filed by Parkvale on September 1, 2004.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 8, 2004                    Parkvale Financial Corporation
                                     (Registrant)

                                     By: /s/ Robert J. McCarthy, Jr.
                                         ---------------------------
                                     Robert J. McCarthy, Jr.
                                     President and Chief Executive Officer



                                     /s/ Timothy G. Rubritz
                                     ---------------------------
                                     Timothy G. Rubritz
                                     Vice President and Chief Financial Officer